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                                                                  EXHIBIT 10.262

                 INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                                      SELLER (DEALER):
MEADOW VALLEY CONTRACTORS, INC.                    CASHMAN EQUIPMENT COMPANY
4411  S.40TH  ST                                   3101 EAST CRAIG ROAD
D-11                                               P.O. BOX 271630
PHOENIX, AZ 85040                                  LAS VEGAS, NV 89127-1630
County: MARICOPA

Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

       NEW    (IF USED)                                                                DELIVERED
       OR       FIRST                                                                  CASH SALE
      USED      USED      MODEL       DESCRIPTON OF UNIT(S)        SERIAL#               PRICE
-------------------------------------------------------------------------------------------------
(1)                       14H        Caterpillar Motor Grader     7WJ00715           $ 194,881.04

FIRST                DESCRIPTION OF ADDITIONAL SECURITY             Sub-Total...................................     $  194,881.04
USED                   (MAKE, MODEL & SERIAL NUMBER)                Sales Tax...................................     $    9,166.07
                                                              1.    Total Cash Sale Price.......................     $  204,047.71
                                                                    Cash Down Pay ..............................         72,658.79
                                                                    Net Trade-in Allow .........................              0.00
FIRST                DESCRIPTION OF TRADE-IN EQUIPMENT        2.    Total Down Payment..........................     $   72,658.79
USED                   (MAKE, MODEL & SERIAL NUMBER)          3.    Unpaid Balance of Cash Price (1 - 2) .......     $  131,388.92
                                                              4.    Official Fees (Specify)....................      $    3,966.21
                                                                    Document Fee ...............................            350.00
                                                                    Other Fees .................................          3,616.21
                                                              5.    Physical Damage Insurance...................     $
                                                              6.    Principal Balance
                                                                    (Amount Financed) (3 + 4 + 5)...............     $  135,355.13
Trade-in Value                                 0.00           7.    FINANCE CHARGE
Less Owing to                                  0.00                 (Time Price Differential)...................     $   10,461.07
Net Trade-in Allowance                         0.00           8     Time Balance
                                                                    (Total of Payments) (6 + 7).................     $  145,816.20
Location of Units:   4411 S.40 TH ST.#D- 11                   9.    Time Sale Balance
                     PHOENIX, AZ 85040, MARICOPA                    (Total of Payment Price) (2 + 8)............     $  218,474.99
                                                              10.   ANNUAL PERCENTAGE RATE                                    4.90%
                                                              11.   Date FINANCE CHARGE begins to accrue _______

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

      1. PAYMENT: Purchaser shall pay to Seller, at PO Box 100647 Pasadena, CA 91189-0647 or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [check (a) or (b)]:

X (a) in 36 equal MONTHLY installments of $4,050.45 each, with the first installment due on 25th, and the balance of the installments due on the like day of each MONTH thereafter, (except no payments shall be due during the month(s) of N/A), until the entire indebtedness has been paid; or

__ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

  SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS
                                    CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of________, 20_____.

Purchaser(s):                                  Seller:
MEADOW VALLEY CONTRACTORS, INC.                CASHMAN EQUIPMENT COMPANY

By /s/ Clint Tryon                             By
   -----------------------                       -------------------------------

Name (PRINT) Clint Tryon                       Name (PRINT)
                                                           ---------------------

Title Sec / Treas.                             Title
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